UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atmos Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 8, 2012.

ATMOS ENERGY CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 12, 2011
	Date: February 8, 2012	Time: 9:30 a.m. CST
Location: The Lincoln Ballroom at the
Hilton Hotel Lincoln Centre
5410 LBJ Freeway Dallas, TX 75240

You are receiving this communication because you hold shares in the above named company.

ATMOS ENERGY CORPORATION C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE, SECOND FLOOR BROOKLYN, NY 11219	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT         SUMMARY ANNUAL REPORT        FORM 10-K

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page) and visit:   www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

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                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

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  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please   make the request as instructed above on or before January 25, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following listed nominees:
1. ELECTION OF DIRECTORS

Nominees:

1a. Kim R. Cocklin

1b. Richard W. Douglas

1c. Ruben E. Esquivel

1d. Richard K. Gordon

1e. Thomas C. Meredith

1f. Nancy K. Quinn

1g. Stephen R. Springer

1h. Richard Ware II

The Board of Directors recommends that you vote FOR proposals 2-3.

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2012.

3. Proposal for an advisory vote by shareholders to approve the compensation of the Company’s named executive officers for fiscal 2011 (“Say on Pay”).

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